UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-06071

DWS INSTITUTIONAL FUNDS

(FORMERLY SCUDDER INSTITUTIONAL FUNDS)

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

Daily Assets Fund
Institutional
Semiannual Report
to Shareholders
December 31, 2005
 Contents

3	Information About Your Fund’s Expenses
5	Portfolio Summary
7	Investment Portfolio
11	Financial Statements
14	Financial Highlights
15	Notes to Financial Statements
22	Investment Management Agreement Approval
26	Account Management Resources
27	Privacy Statement
This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.
An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund’s prospectus for specific details regarding its risk profile.
Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and DWS Trust Company.
Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.
2   Daily Assets Fund Institutional
 Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.
The tables illustrate your Fund’s expenses in two ways:

■	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

■	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Daily Assets Fund Institutional    3

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Fund Return

Beginning Account Value 7/1/05	$1,000.00

Ending Account Value 12/31/05	$1,019.10

Expenses Paid per $1,000*	$0.20

Hypothetical 5% Fund Return

Beginning Account Value 7/1/05	$1,000.00

Ending Account Value 12/31/05	$1,025.00

Expenses Paid per $1,000*	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio

Daily Assets Fund Institutional	.04%

For more information, please refer to the Fund’s prospectus.
4   Daily Assets Fund Institutional
 Portfolio Summary

Asset Allocation	12/31/05	6/30/05

Short Term Notes	37%	34%
Certificates of Deposit and Bank Notes	32%	16%
Commercial Paper	18%	11%
Master Notes	5%	5%
Promissory Notes	4%	5%
Repurchase Agreements	3%	27%
US Government Sponsored Agencies†	1%	1%
Time Deposit	—	1%

	100%	100%

†	Not backed by the full faith and credit of the US Government
Weighted Average Maturity

Daily Assets Fund Institutional	57 days	28 days
First Tier Institutional Money Fund Average*	34 days	33 days

*	The Fund is compared to its respective iMoneyNet category: First Tier Institutional Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.
Asset allocation is subject to change. For more complete details about the Fund’s investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the fund is available on the 15th day of the following month. Please see the Account Management Resources section for contact information.
Daily Assets Fund Institutional    5
Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

7-Day Current Yield

7-day
current
yield

December 31, 2005	4.28%*

June 30, 2005	3.19%*

*The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 4.19% as of December 31, 2005 and 3.11% as of June 30, 2005.
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund’s shares outstanding. Please call the Service Center at 1-800-730-1313 for the fund’s most recent month-end performance.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.
6   Daily Assets Fund Institutional

Investment Portfolio	as of December 31, 2005 (Unaudited)

	Principal
Investment Portfolio	Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 31.8%
Bank of Tokyo-Mitsubishi:
4.28%, 2/10/2006	50,000,000	50,000,000
4.38%, 1/17/2006	75,000,000	75,000,000
Barclays Bank PLC, 4.0%, 3/1/2006	20,000,000	20,000,000
Calyon:
3.27%, 3/6/2006	20,000,000	20,000,000
4.75%, 11/14/2006	40,000,000	40,000,000
Canadian Imperial Bank of Commerce:
4.75%, 11/14/2006	25,000,000	25,000,000
4.75%, 12/15/2006	25,000,000	25,000,000
Credit Agricole SA, 4.7%, 9/19/2006	25,000,000	25,000,000
Depfa Bank PLC, 3.22%, 2/6/2006	25,000,000	25,000,000
HBOS Treasury Services PLC, 3.62%, 4/12/2006	15,000,000	15,000,000
HSBC Bank USA NA, 4.26%, 2/10/2006	50,000,000	49,999,725
LaSalle Bank NA:
3.59%, 5/30/2006	25,000,000	25,000,000
4.02%, 7/5/2006	25,000,000	25,000,000
Natexis Banque Populaires, 4.31%, 2/1/2006	75,000,000	75,000,000
Northern Rock PLC, 4.31%, 1/31/2006	75,000,000	75,000,000
Royal Bank of Scotland PLC:
4.4%, 10/4/2006	40,000,000	40,000,000
4.75%, 11/14/2006	25,000,000	25,000,000
Societe Generale:
3.265%, 3/3/2006	25,000,000	25,000,000
4.25%, 9/6/2006	20,000,000	19,988,624
4.32%, 2/1/2006	50,000,000	50,000,000
4.705%, 9/19/2006	35,000,000	35,001,225
Tango Finance Corp., 4.05%, 7/25/2006	25,000,000	24,999,298
Toronto Dominion Bank:
3.6%, 6/7/2006	15,000,000	15,000,000
3.73%, 6/23/2006	10,000,000	10,000,000
3.95%, 7/31/2006	10,000,000	10,000,000
UniCredito Italiano SpA, 4.29%, 2/1/2006	50,000,000	50,000,000
Wells Fargo Bank, NA, 4.3%, 1/25/2006	75,000,000	74,999,751

Total Certificates of Deposit and Bank Notes (Cost $949,988,623)		949,988,623

The accompanying notes are an integral part of the financial statements.
Daily Assets Fund Institutional    7

	Principal
Investment Portfolio	Amount ($)	Value ($)

Commercial Paper** 17.6%
AB Spintab, 3.92%, 2/28/2006	30,000,000	29,810,533
Atlantis One Funding Corp.:
4.22%, 2/9/2006	25,000,000	24,885,708
4.255%, 1/12/2006	20,000,000	19,981,089
4.27%, 2/21/2006	30,000,000	29,818,525
Dorada Finance, Inc., 4.0%, 1/27/2006	25,000,000	24,927,778
Greyhawk Funding LLC, 4.22%, 2/7/2006	50,000,000	49,783,139
HBOS Treasury Services PLC, 4.205%, 2/9/2006	135,000,000	134,385,019
Irish Life and Permanent PLC, 4.26%, 2/8/2006	25,000,000	24,887,583
K2 (USA) LLC, 4.0%, 1/27/2006	25,000,000	24,927,778
Lake Constance Funding LLC, 4.32%, 1/19/2006	35,000,000	34,924,400
Mane Funding Corp.:
4.2%, 2/7/2006	29,538,000	29,410,494
4.2%, 2/8/2006	4,978,000	4,955,931
Perry Global Funding LLC, Series A, 4.225%, 2/7/2006	50,000,000	49,782,882
Swedish National Housing Finance Corp., 3.925%, 3/2/2006	35,000,000	34,771,042
The Goldman Sachs Group, Inc., 3.185%, 3/3/2006	10,000,000	9,946,032

Total Commercial Paper (Cost $527,197,933)		527,197,933

Master Notes 5.2%
Bear Stearns & Co., Inc., 4.4%*, 1/3/2006 (a) (Cost $155,000,000)	155,000,000	155,000,000

US Government Sponsored Agencies 1.5%
Federal Home Loan Mortgage Corp., 4.05%, 8/15/2006	30,000,000	30,000,000
Federal National Mortgage Association, 4.0%, 8/8/2006	15,000,000	15,000,000

Total US Government Sponsored Agencies (Cost $45,000,000)		45,000,000

Promissory Notes* 3.8%
The Goldman Sachs Group, Inc.:
4.35%, 2/16/2006	75,000,000	75,000,000
4.37%, 6/23/2006	40,000,000	40,000,000

Total Promissory Notes (Cost $115,000,000)		115,000,000

The accompanying notes are an integral part of the financial statements.
8   Daily Assets Fund Institutional

	Principal
Investment Portfolio	Amount ($)	Value ($)

Short Term Notes* 37.1%
American Express Centurion Bank, 4.3%, 8/8/2006	30,000,000	30,000,000
Australia & New Zealand Banking Group Ltd., 4.15%, 6/23/2006	20,000,000	20,000,000
BNP Paribas, 4.349%, 1/26/2007	20,000,000	20,000,000
Branch Banking & Trust Co., 3.27%, 3/15/2006	75,000,000	74,995,870
Citigroup, Inc., 4.625%, 3/20/2006	24,875,000	24,883,999
Commonwealth Bank of Australia, 4.0%, 8/24/2006	40,000,000	40,000,000
Credit Suisse:
4.02%, 9/26/2006	25,000,000	25,000,000
4.49%, 9/26/2006	50,000,000	50,000,000
Dorada Finance, Inc., 4.04%, 11/1/2006	30,000,000	29,997,501
Greenwich Capital Holdings, Inc., 3.64%, 4/4/2006	25,000,000	25,000,000
Harris Trust & Savings Bank, 4.07%, 2/2/2006	90,000,000	89,999,605
Merrill Lynch & Co., Inc.:
4.12%, 1/4/2006	25,000,000	25,000,000
4.349%, 9/15/2006	30,000,000	30,000,000
Natexis Banque Populaires, 4.41%, 1/9/2006	60,000,000	60,001,050
National City Bank of Cleveland, 4.23%, 10/3/2006	100,000,000	100,000,000
Pfizer Investment Capital PLC, 4.33%, 12/15/2006	15,000,000	15,000,000
Skandinaviska Enskila Banken, 4.38%, 7/18/2006	50,000,000	50,000,000
SunTrust Bank, Atlanta, 4.19%, 4/28/2006	125,000,000	125,000,000
Tango Finance Corp.:
144A, 4.07%, 2/2/2006	50,000,000	49,999,781
4.27%, 1/25/2006	50,000,000	50,000,000
Toyota Motor Credit Corp.:
3.78%, 11/7/2006	25,000,000	25,000,000
3.98%, 11/3/2006	50,000,000	50,000,000
UniCredito Italiano SpA:
3.96%, 6/30/2006	25,000,000	24,991,857
4.01%, 10/4/2006	25,000,000	24,990,788
4.34%, 2/28/2006	50,000,000	49,997,001

Total Short Term Notes (Cost $1,109,857,452)		1,109,857,452

Municipal Bonds and Notes 0.3%
North Texas, Higher Education Authority, Inc., Student Loan Revenue, Series B, 4.38%***, 12/1/2044 (b) (Cost $10,000,000)	10,000,000	10,000,000

The accompanying notes are an integral part of the financial statements.
Daily Assets Fund Institutional    9

	Principal
Investment Portfolio	Amount ($)	Value ($)

Repurchase Agreements 2.5%
Banc of America Securities LLC, 4.27%, dated 12/30/2005, to be repurchased at $75,265,218 on 1/3/2006 (c) (Cost $75,229,526)	75,229,526	75,229,526

	% of
	Net Assets

Total Investment Portfolio (Cost $2,987,273,534)†	99.8	2,987,273,534
Other Assets and Liabilities, Net	0.2	5,065,204

Net Assets	100.0	2,992,338,738

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.

**	Annualized yield at time of purchase; not a coupon rate.

***	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31, 2005.

†	The cost for federal income tax purposes was $2,987,273,534.

(a)	Reset date; not a maturity date.

(b)	Bond is insured by:

As a % of Total
Insurance Coverage	Investment Portfolio

Ambac Financial Group	0.3

(c)	Collateralized by:

Principal		Rate	Maturity	Collateral
Amount ($)	Security	(%)	Date	Value ($)

55,800,491	Federal National Mortgage Association	4.5– 5.5	8/1/2025– 3/1/2033	54,561,393
22,897,765	Federal Home Loan Mortgage Corp.	4.238	11/1/2034	22,702,446

Total Collateral Value				77,263,839
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The accompanying notes are an integral part of the financial statements.
10   Daily Assets Fund Institutional
 Financial Statements

Statements of Assets and Liabilities as of December 31, 2005 (Unaudited)

Assets

Investments in securities, at amortized cost	$2,987,273,534

Cash	980,930

Interest receivable	15,539,207

Other assets	175,017

Total assets	3,003,968,688

Liabilities

Dividends payable	11,510,067

Accrued advisory fee	47,765

Other accrued expenses and payables	72,118

Total liabilities	11,629,950

Net assets, at value	$2,992,338,738

Net Assets

Net assets consist of:
Undistributed net investment income	206,199

Accumulated realized gain (loss)	(822,946)

Paid-in capital	2,992,955,485

Net assets, at value	$2,992,338,738

Net Asset Value, offering and redemption price per share ($2,992,338,738 ÷ 2,992,955,495 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.
Daily Assets Fund Institutional    11

Statement of Operations for the six months ended December 31, 2005 (Unaudited)

Investment Income

Income:
Interest	$62,258,827

Expenses:
Advisory fee	1,634,056

Administration and services fees	326,811

Auditing	23,519

Legal	986

Trustees’ fees and expenses	45,149

Other	48,512

Total expenses, before expense reductions	2,079,033

Expense reductions	(1,459,989)

Total expenses, after expense reductions	619,044

Net investment income	61,639,783

Net realized gain (loss) on investment transactions	15,922

Net increase (decrease) in net assets resulting from operations	$61,655,705

The accompanying notes are an integral part of the financial statements.
12   Daily Assets Fund Institutional

Statement of Changes in Net Assets

	Six Months
	Ended
	December 31,	Year Ended
	2005	June 30,
Increase (Decrease) in Net Assets	(Unaudited)	2005

Operations:
Net investment income	$61,639,783	67,654,561

Net realized gain (loss) on investment transactions	15,922	(365,552)

Net increase (decrease) in net assets resulting from operations	61,655,705	67,289,009

Distributions to shareholders from:
Net investment income	(61,639,783)	(67,654,561)

Fund share transactions:
Proceeds from shares sold	7,086,921,463	13,420,020,805

Cost of shares redeemed	(7,081,297,792)	(14,328,388,857)

Net increase (decrease) in net assets from Fund share transactions	5,623,671	(908,368,052)

Increase (decrease) in net assets	5,639,593	(908,733,604)

Net assets at beginning of period	2,986,699,145	3,895,432,749

Net assets at end of period (including undistributed net investment income of $206,199 and $206,199, respectively)	$2,992,338,738	2,986,699,145

Other Information

Shares outstanding at beginning of period	2,987,331,824	3,895,699,876

Shares sold	7,086,921,463	13,420,020,805

Shares redeemed	(7,081,297,792)	(14,328,388,857)

Net increase (decrease) in Fund shares	5,623,671	(908,368,052)

Shares outstanding at end of period	2,992,955,495	2,987,331,824

The accompanying notes are an integral part of the financial statements.
Daily Assets Fund Institutional    13
 Financial Highlights

Years Ended
June 30,	2005[a]		2005		2004		2003		2002	2001

Selected Per Share Data

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Income from investment operations:
Net investment income	.019		.022		.010		.015		.03	.06

Net realized gain (loss) on investment transactions[b]	—		—		—		—		—	—

Total from investment operations	.019		.022		.010		.015		.03	.06

Less distributions from:
Net investment income	(.019)		(.022)		(.010)		(.015)		(.03)	(.06)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total Return (%)	1.91	[c]**	2.24	[c]	1.02	[c]	1.47	[c]	2.64	6.07

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	2,992		2,987		3,895		5,589		12,814	13,747

Ratio of expenses, before expense reductions (%)	.13	*	.13		.14		.13		.12	.12

Ratio of expenses, after expense reductions (%)	.04	*	.02		.07		.12		.12	.12

Ratio of net investment income (%)	3.77	*	2.26		1.03		1.50		2.52	5.78

[a]	For the six months ended December 31, 2005 (Unaudited).

[b]	Less than $.005 per share.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized
14   Daily Assets Fund Institutional

Notes to Financial Statements (unaudited)

Note 1—Organization and Significant Accounting Policies
A. Organization
DWS Institutional Funds (formerly Scudder Institutional Funds) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company organized as a Massachusetts business trust. Daily Assets Fund Institutional (the “Fund”) is one of the funds the Trust offers to institutional and “accredited” investors as defined under the Securities Act of 1933.
The Fund is primarily sold to investors who use the Fund to invest cash collateral received in connection with securities lending transactions.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
B. Security Valuation
Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.
C. Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.
Daily Assets Fund Institutional    15
D. Federal Income Taxes
The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.
At June 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $670,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2012 ($473,000), June 30, 2013 ($197,000), the respective expiration dates, whichever occurs first.
E. Distributions of Income
The net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.
The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.
F. Contingencies
In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
G. Other
Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.
Note 2—Fees and Transactions with Affiliates
Deutsche Asset Management, Inc. (“DeAM, Inc.”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s Advisor. The Fund pays the Advisor
16   Daily Assets Fund Institutional
an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.10%.

			Unpaid at
	Total	Amount	December 31,	Annualized
	Aggregated	Waived	2005	Effective Rate

Advisory fee	$1,634,056	$1,423,797	$47,765	.01%

Investment Company Capital Corp. (“ICCC”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s Administrator. The Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.02%.

		Unpaid at
	Total	December 31,	Annualized
	Aggregated	2005	Effective Rate

Administrative fee	$326,811	$54,860	.02%

For the six months ended December 31, 2005 through October 31, 2006, the Advisor and Administrator contractually agreed to waive their fees and/or reimburse expenses of the Fund, to the extent necessary, to limit expenses to 0.07%.
Additionally, for the six months ended December 31, 2005, the Advisor and the Administrator voluntarily agreed to waive their fees and/or reimburse expenses of the Fund, to the extent necessary to limit expenses to 0.04% of the average daily net assets of the Fund.
DWS Scudder Investments Service Company (“DWS-SISC”), an affiliate of the Advisor, is the Fund’s transfer agent. DWS-SISC maintains the shareholder account records for the Fund. Pursuant to a sub-transfer agency agreement, between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agency and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not the Fund.
ICCC is also the Fund’s accounting agent. ICCC has designated DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), an affiliate of the Advisor, to provide the fund accounting services. DWS-SFAC and ICCC have in turn entered into a sub-accounting agreement with State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund.
Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. (“DeIM”), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended December 31,
Daily Assets Fund Institutional    17
2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $3,480, all of which is unpaid.
Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.
Expense Reductions
For the six months ended December 31, 2005, the Advisor agreed to reimburse the Fund $34,984, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.
In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. During the six months ended December 31, 2005, the custodian fee was reduced by $1,208 for custodian credits earned.
Note 3—Line of Credit
The Fund and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.
Note 4—Regulatory Matters and Litigation
Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity
18   Daily Assets Fund Institutional
about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.
With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.
With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002.
Daily Assets Fund Institutional    19

Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999–2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.
There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.
Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001–2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.
20   Daily Assets Fund Institutional
Note 5—Subsequent Event
Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe. On February 6, 2006, the funds became part of the DWS family under the letter “D” in the mutual fund listing section of the newspaper. In addition, the Web site for all Scudder funds changed to www.dws-scudder.com.
Daily Assets Fund Institutional    21
 Investment Management Agreement Approval

The Board of Trustees of the DWS Institutional Funds approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the “Advisor”) for investment advisory services for the Daily Assets Fund Institutional (the “Fund”) in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

■	At the present time, all but one of the Fund’s Trustees are independent of the Advisor and its affiliates.

■	The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

■	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.
The Advisor and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.
Shareholders may focus only on fund performance and fees, but the Fund’s Trustees consider these and many other factors, including the quality and integrity of the Advisor’s personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.
In determining to approve the continuation of the Fund’s current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

■	The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional
22   Daily Assets Fund Institutional

accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund, the performance of the Fund and fees paid by similar funds.

■	The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund’s investment management fee schedule includes no fee breakpoints but that the Fund’s contractual fee is already very low both actually and relative to the Fund’s peer group. The Board, therefore, concluded that the Fund’s current fee schedule is appropriate given the institutional market in which it is sold.

■	The total operating expense of the Fund relative to the Fund’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund for the year ended December 31, 2004 were less than the median (1st quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

■	The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund’s performance was in the 1st quartile of the applicable iMoneyNet universe. The Board also observed that the Fund outperformed its benchmark in the one-, three- and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

■	The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the Advisor, including the Advisor’s personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality
Daily Assets Fund Institutional    23

and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

■	The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor’s costs and profits, the Board also reviewed the fees paid to, and services provided to the Fund by the Advisor and its affiliates. As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor’s cost allocation methodology and calculations. The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor’s overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

■	The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor’s soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Fund’s trading activities to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

■	The Advisor’s commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent
24   Daily Assets Fund Institutional

years. The Board noted in particular (i) the experience and seniority of the Advisor’s chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor’s chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

■	Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders as long as they remained in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund’s shareholders.
Based on all of the foregoing, the Board determined to continue the Fund’s current investment management agreement, and concluded that the continuation of the agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.
Daily Assets Fund Institutional    25
 Account Management Resources

Automated Information Lines	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAm funds and services via touchtone telephone and the ability to exchange or redeem shares.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.

Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 www.dws-scudder.com (800) 621-1148

CUSIP Number	23339C 776

Fund Number	538

26   Daily Assets Fund Institutional
 Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and Deutsche Asset Management mutual funds.
We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.
In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker–dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.
We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.
Questions on this policy may be sent to:
Deutsche Asset Management
Attention: Correspondence
P.O. Box 219415
Kansas City, MO 64121–9415
February 2006
Daily Assets Fund Institutional    27
 Notes

 Notes

 Notes

 Notes

 Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
814SA

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Daily Assets Fund Institutional, a series of DWS Institutional Funds

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Daily Assets Fund Institutional, a series of DWS Institutional Funds

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006